Exhibit 10.25

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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Confidential

ADDENDUM ONE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement (this “Addendum One to the Second Amendment”), dated as of October 05, 2004 (the “Addendum One to the Second Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 2400 Bayshore Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to further amend that certain Second Amendment to the Amended and Restated Interactive Marketing Agreement entered into by them as of March 30, 2004 (“Second Amendment”), which amends the Amended and Restated Interactive Marketing agreement entered into by them as of October 1, 2003 as may have been amended previously by that certain First Amendment to Amended and Restated Interactive Marketing Agreement dated December 15, 2003 (“First Amendment”), that Third Amendment to Interactive Marketing Agreement dated April 7, 2004 (“Third Amendment”), that Fourth Amendment to Interactive Marketing Agreement dated June 20, 2004 (“Fourth Amendment”) and that Fifth Amendment to Interactive Marketing Agreement dated June 15, 2004 (“Fifth Amendment”) (collectively the “Existing Agreement”). The Existing Agreement and this Addendum One to the Second Amendment shall be collectively referred to herein as the “Agreement”. Capitalized terms not defined in this Addendum One to the Second Amendment shall have the meanings set forth in the Existing Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Second Amendment as follows:

1. Display of Content Targeted Advertisements. Google and AOL hereby agree to run Content Targeted Advertisements on the AOL Network on the terms set forth in the Existing Agreement, as may be amended by this Addendum One to the Second Amendment, including without limitation the terms of the Addendum One to the Second Amendment Exhibit A attached hereto, which shall describe: (a) the mechanisms by which AOL may implement the Content Targeted Advertising Service using “XML”; and, (b) the general processes under which Content Targeted Advertisements will be provided through such “XML” implementation. As of the Addendum One to the Second Amendment Effective Date, for any existing i-frame and/or Javascript implementation(s), the Parties may mutually agree to convert such implementation(s) to an XML implementation, and will reduce to writing (including, for the avoidance of doubt, through the use of email) any conversions from i-Frame to XML, and any conversions from JavaScript to XML, in the implementations of Subsequent Carriage Plans. For any new Subsequent Carriage Plans entered into after the Addendum One to the Second Amendment Effective Date, the Parties shall identify the specific implementation type (i.e. “i-Frame” described in First Amendment Exhibit B or “JavaScript” described in Second Amendment Exhibit B or “XML” described in Addendum One to the Second Amendment Exhibit A) for use of the Content Targeted Advertising Service under such Subsequent Carriage Plan. The Parties may, from time to time on mutual agreement, modify the implementations of any particular line items of carriage between iFrame, JavaScript and/or XML, and will record any mutually agreed changes to such implementations via writing, which may be by email; and the Parties will, on the next Subsequent Carriage Plan, also record the previously-memorialized changes.

2. Application of Relevant Terms and Conditions to Content Targeted Advertisements. In addition to Section 1 of this Addendum One to the Second Amendment, except as expressly

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provided for in this Addendum One to the Second Amendment, all terms and conditions of the Existing Agreement shall continue to apply to the Content Targeted Advertisements and the Content Targeted Advertising Service. Specifically, except as set forth in Addendum One to the Second Amendment Exhibit A and as otherwise provided for in this Addendum One to the Second Amendment, the XML implementation shall be governed by those provisions which apply to the “Javascript” implementation under the Existing Agreement.

As of the Addendum One to the Second Amendment Effective Date, the following provisions of the Existing Agreement will apply to the Content Targeted Advertising Service, as amended below:

(a) Section 2.5 (Speed); provided, however, that for a “XML” implementation of the Content Targeted Advertising Service as described in Addendum One to the Second Amendment Exhibit A, Google agrees that (i) with regards to Server Latency at least [****] of the Content Targeted Advertisements will be fully queried, matched, and processed (“Processed”) within [****] from when Google’s ad system receives a valid request for Content Targeted Advertisements from AOL (the “Initial Request”), (ii) the average Server Latency over a [****] for all Content Targeted Advertisements is less than [****], and (iii) Network Latency will not exceed an average of [****] over any [****] (excluding any Network Outages). “Server Latency is measured as the time period between (1) when Google’s ad system receives a valid request for Content Targeted Advertisements from AOL pursuant to the XML implementation method described in this Addendum One to the Second Amendment (“Ad Request”) and (2) when Google’s ad system has processed such Ad Request. Server Latency does not include any time associated with transmission of the Ad Request from AOL to Google’s ad system or transmission of the applicable Content Targeted Advertisements from Google’s ad system to AOL. “Network Latency” is measured as the round-trip time of an ICMP ping packet between AOL’s transmission point located in the U.S. for sending an Ad Request to Google and Google’s U.S. data center handling such Ad Requests. For purposes of the Agreement, an AOL’s transmission point shall mean a backbone router belonging to the ISP. “Network Outage” is any outage caused by any third party network connectivity and software that are outside Google’s direct control. For an “XML” implementation of the Content Targeted Advertising Service as described in Addendum One to the Second Amendment Exhibit A, if Google fails to Process any single Content Targeted Advertisements within [****] following the Initial Request, then in addition to any other remedies available to AOL under the Agreement. Google shall provide a “no results” notice to AOL, and AOL shall have the right to display ads in the event of such a “no results” notice, and such ads shall not include any Google attribution.

3. Order of Precedence. This Addendum One to the Second Amendment is supplementary to and modifies the Existing Agreement. The terms of this Addendum One to the Second Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Addendum One to the Second Amendment and the Existing Agreement expressly conflict. However, nothing in this Addendum One to the Second Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Addendum One to the Second Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Addendum One to the Second Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

4. Counterparts; Facsimile. This Addendum One to the Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Addendum One to the Second Amendment may be executed by facsimile.

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[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Addendum One to the Second Amendment as of the Addendum One to the Second Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ JIM RIESENBACH	By:	/s/ JOAN BRADDI
Name:	JIM RIESENBACH	Name:	JOAN BRADDI
Title:	SVP	Title:	VP SEARCH SERVICES
Date:	10-5-04	Date:	10.05.04

LIST OF ADDENDUM ONE TO THE SECOND AMENDMENT EXHIBITS

Addendum One to Second Amendment Exhibit A        [****]

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ADDENDUM ONE TO THE SECOND AMENDMENT EXHIBIT A

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SECOND AMENDMENT EXHIBIT A

DEFINED TERMS

The definition of “Content Targeted Advertising Service” is hereby deleted in its entirety and replaced with the following definition.

Content Targeted Advertising Service. The targeted advertising service operated by Google in accordance with the First Amendment Exhibit B and/or this Second Amendment Exhibit B, as may be mutually agreed to by the Parties under a relevant Subsequent Carriage Plan.

Exclusive Category(ies). Category(ies) of products or services under which AOL has a contractual arrangement with any third party for the exclusive display of such third party’s advertisements or content on the AOL Network.

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SECOND AMENDMENT EXHIBIT B

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